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Exhibit 99.139

OFFICE OF THE UNITED STATES TRUSTEE

IN RE:	)	DEBTOR IN POSSESSION OPERATING REPORT
)
SNTL CORPORATION	)	REPORT NUMBER 20	Page 1 of 3
(formerly SUPERIOR NATIONAL INSURANCE GROUP))		FOR THE PERIOD FROM: 01-Nov-01
DEBTOR	)	TO: 30-Nov-01
)

CHAPTER 11 CASE NO. SV00-14099-GM	)

1. Profit and Loss Statement	Please see Attached Schedule A
A. Related to Business Operations:
Gross Sales
Less Sales Returns and Discounts
Net Sales
Less: Cost of Goods Sold
Beginning Inventory at Cost
Add: Purchases
Less: Ending Inventory at Cost
Cost of Goods Sold
Gross Profit
Other Operating Revenue (Specify)
Less: Operating Expenses
Officer Compensation
Salaries & Wages — Other Employees
Total Salaries & Wages
Employee Benefits
Payroll Taxes
Real Estate Taxes
Federal and State Income Taxes
Total Taxes
Rent and Lease Exp. (Real and Personal Property)
Interest Expense (Mortgage, Loan, etc.)
Insurance
Automobile Expense
Utilities (Gas, Electric, Water, Telephone, etc.)
Depreciation and Amortization
Repairs and Maintenance
Advertising
Supplies, Office Expenses, Photocopies, etc.
Bad Debts
Miscellaneous Operating Expenses (Specify)
Total Operating Expenses
Net Gain/(Loss) from Business Operations
B. Not Related to Business Operations
Income:
Interest Income
Other Non-Operating Revenues (Specify)
Gross Proceeds on Sale of Assets
Less: Original Cost of Assets plus Expenses of Sale
Net Gain/(Loss) on Sale of Assets
Total Non-Operating Income
Expenses Not Related to Business Operations:
Legal and Professional Fees
Other Non-Operating Revenues (Specify)
Total Non-Operating Expenses
NET INCOME /(LOSS) FOR PERIOD

Revised April 1989	OPERATING REPORT	UST-4

DEBTOR IN POSSESSION OPERATING REPORT NO. 20

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

		Accounts Payable	Accounts Receivable
Current	Under 30 days	$0	$0
Overdue	31—60 days	$0	$0
Overdue	61—90 days	PLEASE SEE ATTACHED SCHEDULE B
Overdue	91—120 days	$0	$0
Overdue	121 + days	$0	$0
Total		$0	$0

3. Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
Creditor/Lessor	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
				Number	Amount
NONE

4. Tax Liability:

Gross Payroll Expense For Period	$81,890
Gross Sales for Period Subject to Sales Tax	$0
	Date Paid	Amount Paid *	Post Petition Taxes Still Owing
Federal Payroll and Withholding Taxes	11/15/01 & 11/30/01	$22,829	0
State Payroll and Withholding Taxes	11/15/01 & 11/30/01	$4,517	0
State Sales and Use Tax	N/A	$0	N/A
Real Property Taxes	N/A	$0	N/A

      ALL PAYROLL TAXES PAID BY ADP
      * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5. Insurance Coverage

	Carrier/ Agent	Amount of Coverage	Policy Exp. Date	Premium Paid Thru Date
Worker's Compensation	See Schedule D
Liability	See Schedule E
Fire and Extended Coverage	See Schedule E
Property	See Schedule E
Theft	See Schedule E
Life (Beneficiary: )	See Schedule E
Vehicle	See Schedule E
Other	See Schedule E

DEBTOR IN POSSESSION OPERATING REPORT NO. 20

6. Questions:

A.	Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
	: Yes	Explain:
X : No
B.	Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
	: Yes	Explain:
X : No

7. Statement of Unpaid Professional Fees (Post-Petition Only):

Name of Professional	Type Professional	Post-Petition Unpaid Total
See Schedule F

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period Ending	Quarterly Disbursements for Quarter	Quarterly Fee	Date Paid	Amount Paid	Check No.	Quarterly Fee Still Owing

I, Alex Corbett — Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:	1-10-2002	Signed:	/s/ Alex Corbett

Schedule of Operations
One Month ended November 30, 2001
[Bankruptcy Filed April 16, 2000]
[unaudited]

(In thousands)	SNTL (formerly SNIG)	SNTLHC (formerly BIG)	SNIA		SNIS		Elimination	Consolidated Total
Revenues:
Commission income	$—	$—	$—		$(9)		$—	$(9)
Net investment income	3	2	1		18		—	24

Total Revenues	3	2	1		9		—	15

Expenses:
Interest expense	657	—	—		—		—	657
Bad debt expense	—	—	—	(A)	(26	)(A)	—	(26)
General and administrative
Other	(182)	(1)	127		750		—	694

Total Expenses	475	(1)	127		724		—	1,325

Income (loss) before income taxes and preferred securities dividends and accretion	(472)	3	(126)		(715)		—	(1,310)
Income tax (benefit) expense	—	—	—		3	(B)	—	3

Income (loss) before preferred securities dividends and accretion	(472)	3	(126)		(718)		—	(1,313)
Preferred securities dividends and accretion	(1,143)	—	—		—		—	(1,143)
Expenses not related to business operations:
Legal and Professional Fees	(76)	—	—		—		—	(76)
Other non-operating expenses	(1)	—	—		—		—	(1)

	(1,692)	3	(126)		(718)		—	(2,533)
Equity in net income (loss) from subsidiaries	(841)	(844)	—		—		1,685	—

Net (Loss) Income	$(2,533)	$(841)	$(126)		$(718)		$1,685	$(2,533)

(A)
Amount reflects a recording of an allowance for bad debt on collection of commissions receivable. Debtor continues to assert rights of offset and other methods to effectuate collection.

(B)
All amount reflect tax expense associated with the payment of taxes to various state tax authorities.

SCHEDULE B

SNTL Corporation and Subsidiaries in Bankruptcy
Aging of Accounts Payable and Receivable
As of November 30, 2001

SNTL Corporation
(formerly Superior National Insurance Group)

		Non-Intercompany Accounts			Intercompany Accounts
		Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current	Under 30 days	633,411	—		—	348,039
Overdue	31—60 days	532,834	—		—	711,738
Overdue	61—90 days	300,000	—		—	119,929
Overdue	91—120 days	10,658	—		—	36,560
Overdue	121 + days	895,404	144,553		5,161,344	1,594,511	(D)

Total		$2,372,307	$144,553	[A]	$5,161,344	$2,810,778

SNTL Holdings Corporation
(formerly Business Insurance Group)

		Non-Intercompany Accounts		Intercompany Accounts
		Accounts Payable	Accounts Receivable	Accounts Payable	Accounts Receivable
Current	Under 30 days	—	—	—	—
Overdue	31—60 days	—	—	—	—
Overdue	61—90 days	—	—	—	—
Overdue	91—120 days	—	—	—	—
Overdue	121 + days	—	601,265	22,000	20,125,198	(D)

Total		$—	$601,265	$22,000	$20,125,198

Superior National Insurance Services

		Non-Intercompany Accounts		Intercompany Accounts
		Accounts Payable	Accounts Receivable	Accounts Payable	Accounts Receivable
Current	Under 30 days	260,910	(0)	270,726	4,738
Overdue	31—60 days	—	(0)	560,909	2,811
Overdue	61—90 days	(0)	0	(0)	885
Overdue	91—120 days	(0)	(0)	0	885
Overdue	121 + days	36,455	21,392,397	0	742,069

Total		$297,365	$21,392,397 [B]	$831,635	$751,389

Superior National Insurance Administrators

		Non-Intercompany Accounts			Intercompany Accounts
		Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current	Under 30 days	94,384	—		82,051	—
Overdue	31—60 days	—	—		153,641	—
Overdue	61—90 days	—	—		120,815	—
Overdue	91—120 days	(0)	—		37,446	—
Overdue	121 + days	—	7,175,421		1,986,517	98,383

Total		$94,384	$7,175,421	[C]	$2,380,469	$98,383

Consolidated

		Non-Intercompany Accounts		Intercompany Accounts
		Accounts Payable	Accounts Receivable	Accounts Payable	Accounts Receivable
Current	Under 30 days	988,705	(0)	352,776	352,776
Overdue	31—60 days	532,834	(0)	714,550	714,550
Overdue	61—90 days	300,000	0	120,815	120,815
Overdue	91—120 days	10,658	(0)	37,446	37,446
Overdue	121 + days	931,859	29,313,636	7,169,862	22,560,162

Total		$2,764,056	$29,313,636	$8,395,449	$23,785,749

[A]
Amounts in accounts payable do not include interest due and accrued on bank loan and Trust Preferred Securities.

[B]
Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of commissions receivable, In which the Debtor continues to assert rights of offset and other methods to effectuate collection. Also, reflects prior period adjustment recorded in September 2001.

[C]
Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of claims administration fee, In which the Debtor continues to assert rights of offset and other methods to effectuate collection. Also, reflects prior period adjustment recorded in September 2001.

[D]
Amounts include a payment of $5.4 million pursuant to an Order Authorizing Release of Escrowed Funds to the Bank Group Pursuant to Stipulation dated November 9, 2000. The $5.4 million was paid from BIG for interest expense accrued on SNIG.

SCHEDULE C
November 30, 2001

SNTL (formerly SNIG)

3. Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
Creditor/Lessor	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNTLHC (formerly BIG)

3. Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
Creditor/Lessor	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIA

3. Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
Creditor/Lessor	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIS

3. Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
Creditor/Lessor	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNTL Corporation and Subsidiaries in Bankruptcy Debtor in Possession Workers' Compensation Insurance Coverage November 30, 2001	SCHEDULE D
State	Carrier	Agent	Amount of Coverage	Policy Exp. Date	Premium Paid Thru Date
Arizona	Liberty Mutual Group	Di Buduo & De Fendis Insurance Group	Statutory	12-Jul-02	12-Jul-02
California	State Compensation Insurance Fund	Hogan Insurance	Statutory	01-Jun-02	31-Jan-02
Colorado	Pinnacol Assurance	Di Buduo & De Fendis Insurance Group	Statutory	01-Jun-02	01-Jun-02
Illinois	Liberty Mutual Group	Di Buduo & De Fendis Insurance Group	Statutory	12-Jul-02	12-Jul-02
Kansas	Liberty Mutual Group	Di Buduo & De Fendis Insurance Group	Statutory	11-Aug-02	11-Aug-02
Missouri	Travelers Property & Casualty	Di Buduo & De Fendis Insurance Group	Statutory	02-Jun-02	02-Jun-02
New Jersey	Granite State Insurance Company	Di Buduo & De Fendis Insurance Group	Statutory	02-Jun-02	02-Jun-02
New York	The State Insurance Fund (N.Y.)	Hogan Insurance	Statutory	01-Jun-02	01-Jun-02
Oklahoma	First American Insurance Company	IRAA (MGA)	Statutory	15-Nov-02	15-Nov-02
Pennsylvania	State Workrmens' Insurance Fund	Di Buduo & De Fendis Insurance Group	Statutory	03-Jun-02	03-Jun-02
Texas	Texas Mutual	Hogan Insurance	Statutory	15-Nov-02	15-Nov-02
Virginia	Liberty Mutual Group	Di Buduo & De Fendis Insurance Group	Statutory	11-Aug-02	11-Aug-02

Note 1: Within all of the policies identified above the following entities are covered for Workers' Comp.: SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIA, and SNIS.

Note 2: A Virginia employee was added to the Kansas policy

Note 3: The AZ, ILL policy was renewed and the AR & GA states were removed

November 30, 2001	Schedule E
Company	Agent	Type of Insurance	Amount of Coverage	Policy Exp. Date	Premium paid thru date
SNTL (formerly SNIG),	Hogan Insurance	Commercial General Liability Package BWCP 001385
SNTLHC (formerly BIG),		General Liability	$1 million per occurrence	11/1/2002	11/1/2002
SNIS, & SNIA		Advertising Injury	$2 million aggregate excluded
		Employee Benefit Liability	$1 million per claim $1 million aggregate

SNTL (formerly SNIG),	Hogan Insurance	Automobile (non-owned) RPC 435072
SNTLHC (formerly BIG),		Liability	$1 million	11/1/2002	11/1/2002
SNIS, & SNIA		Physical Damage/Comp/Collision	$30,000
$100 deductible comp/ $250 collision

SNTL (formerly SNIG),	Carpenter Moore	Directors & Officers (run-off)
SNTLHC (formerly BIG),		Hartford	$5,000,000	5/1/2003	5/1/2003
SNIS, & SNIA		Lloyd's of London	$5,000,000 xs $5,000,000
		Gulf Insurance Company	$10,000,000 xs $10,000,000
		Executive Risk Indeminity	$10,000,000 xs $20,000,000
		Philadelphia Indemnity	$10,000,000 xs $30,000,000

SNTL (formerly SNIG),	Hogan Insurance	Employment Practice Liability	$1 million per loss	1/15/2003	1/15/2003
SNTLHC (formerly BIG),			& in the aggregate
SNIS, & SNIA

SNTL (formerly SNIG),	Hogan Insurance	Commercial Umbrella — CUBW 793401	$10 million per occurrence	11/1/2002	11/1/2002
SNTLHC (formerly BIG),		Evanston Insurance Company	$10 million aggregate
SNIS, & SNIA

SNTL (formerly SNIG),	Hogan Insurance	Excess Liability	$10 million per occurrence	2/20/2002	2/20/2002
SNTLHC (formerly BIG),		United National Insurance	$10 million aggregate		Binder
SNIS, & SNIA

SNTL (formerly SNIG),	DiBudio & DeFendis	Accident Policy (Life/Travel)	$1 million to $3 million	1/15/2002	1/15/2002
SNTLHC (formerly BIG),		AIG	(depends on rank of officer)
SNIS, & SNIA

SNTL (formerly SNIG),	Andreini & Co	Accident Policy (Trip/Travel)	$500,000	12/31/2001	12/31/2001
SNTLHC (formerly BIG),		Hartford	$1.5 million aggregate		Working on renewal
SNIS, & SNIA			(single accident)

SNTL CORP & Sub's	Hogan Insurance	Professional Liability — (Binder)	$1 million per occurrence	2/8/2002	2/8/2002
		Indian Harbor Insurance	$1 million aggregate		Binder

BIG only	DiBudio & DeFendis	Professional Liability Run Off BIG companies only/acts b/f 12-10-99 *$500,000 deductible	$10 million per loss & in the aggregate	12/10/2004	12/10/2004

SCHEDULE F
November 30, 2001

SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, SNIA

Name of Professional	Type Professional	Post-Petition Unpaid Total
Paul, Weiss, Rifkind, Wharton & Garrison	Legal fees	$139,114	Note C
Latham & Watkins	Counsel for Official Committee of Unsecured Creditors	$205,340	Note C
Steve Eldrige	Tax consulting	$638
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special litigation counsel	$979,164	Note C & D
Tharpe & Howell	Legal fees	$1,251
Mannat Phelps	Legal fees	$82,528	Note C
KPMG Peat Marwick	Audit & consulting fees	$324,119	Note C
Christopher Maisel	Facilitator fees	$—	Note A
Riordan & McKinzie	Corporate counsel	$166,795	Note B, C & D
Pachulski, Stang, Ziehl, Young & Jones LLP	General bankruptcy counsel	$109,244	Note C & E
Miller, Herbers, Lehmann & Assoc.	Legal fees	$73,798	Note C

Note A — Fees & expenses from 3/1/01 to 11/30/01 are unknown.

Note B — SNIG has a retainer with Riordan & McKinzie. Estimated retainer balance as of 11/30/01 is $691,021.91.

Note C — Amount includes 20% hold back on professional fees sanctioned by the Bankruptcy Court.

Note D — Amount represents fees & expenses through October 31, 2001.

Note E — Amount represents fees & expenses through May 31, 2001.

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  Exhibit 99.139
Schedule of Operations One Month ended November 30, 2001 [Bankruptcy Filed April 16, 2000] [unaudited]
  SCHEDULE B